UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23368

1WS Credit Income Fund

 (Exact name of registrant as specified in charter)

299 Park Avenue, 25th Floor

 New York, New York 10171

(Address of principal executive offices)

Kurt A. Locher

 c/o 1WS Credit Income Fund

Chief Executive Officer

 299 Park Avenue, 25th Floor

New York, New York 10171

 (Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (212) 377-4810

Date of fiscal year end: October 31

Date of reporting period: November 1, 2019 – April 30, 2020

Item 1.	Reports to Stockholders.

1WS Capital Advisors

1WS Credit Income Fund

Nasdaq:
OWSCX (Class I)

Semi-Annual Report
April 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.1wscapital.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling (833) 834-4923 or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (833) 834-4923 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary.

Table of Contents

Fund Commentary	2
Consolidated Schedule of Investments	6
Consolidated Statement of Assets and Liabilities	11
Consolidated Statement of Operations	12
Consolidated Statement of Changes in Net Assets	13
Consolidated Financial Highlights	14
Notes to Consolidated Financial Statements	15
Privacy Policy	27
Additional Information	28

1WS Credit Income Fund	Fund Commentary

April 30, 2020 (Unaudited)

The 1WS Credit Income Fund (the “Fund”), is a closed-end interval fund, launched in March 2019. As of April 30, 2020, the Fund has gross assets under management of approximately $92 million (approximately $71 million net assets). The Fund is a non-diversified, closed-end investment management company with an investment objective seeking attractive risk-adjusted total returns through generating income and capital appreciation by investing primarily in a wide array of predominantly structured credit and securitized debt instruments.

Market Backdrop and Performance Update:

1WS Capital Advisors, LLC (“1WS” or “We”) entered 2020 with the view of an economy that might underperform the consensus estimates of modest growth expectations. For weaker credits, we believed this could impact valuations given late cycle dynamics, a relatively flat credit curve, and full asset prices. By any historical context, the rapidity with which global economies shut down and financial markets repriced during March 2020 will likely stand out. Implied market volatility, measured by movements in equity prices, credit spreads or interest rates have all eclipsed recent decade highs and in most cases revisited or exceeded peak levels established during the 2008 Global Financial Crisis (GFC). While some market sectors have bounced off of recent lows, others have not. The dramatic repricing of risk assets across credit markets has left few sectors unscathed. Fiscal and monetary policies have been swift and expansive. We believe, to a large extent, the policy responses have helped to reduce technical pressures that have arisen in addition to providing some much needed liquidity to the capital markets. However, market volatility will likely remain high given the uncertain path and duration of the COVID-19 related shutdown as well as the unknown ultimate economic impact. Navigating future economic and financial market uncertainties while deciphering asset specific implications will remain challenging.

The 1WS Credit Income Fund produced a net return of –14.08% for the six months ending 4/30/2020. The paradigm shift to lower interest rates that began in Q4 2018 was magnified in March 2020 as the Federal Reserve was quick to issue policy responses amid COVID-19 market uncertainty. The Fed lowered its target funds rate by 150 bps in March to near zero and the 10-year Treasury yield has declined a cumulative 106 bps over the six months ending on 4/30/2020. This has led to significant duration gains for duration sensitive fixed income benchmarks like the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 4.86% over the prior six months.

Recent Market Activity

We would classify recent and future credit market activity as a result of the COVID-19 pandemic into three distinct phases, which we believe have and will continue to define credit market performance as we proceed through this pandemic:

Phase I - Initial adjustment. In the early wave of selling, investment grade proxies underperform as investors reduce aggregate risk exposure to raise liquidity quickly and credit spreads started to widen materially.

Phase II - Technicals overwhelm fundamentals. By mid-March the forced unwinds of the late cycle reach for yield investors across daily liquidity funds and/or levered market participants in both public and private fund formats was massive. Increasing margin demands as asset prices declined triggered the sale of billions of dollars in loans and securities into an already distressed market. The supply wave of Non-Agency RMBS, CMBS, ABS and CLOs sold into an ever decreasing universe of potential buyers at distressed levels provided a technical backdrop that took valuations to extreme lows.

Phase III - The way forward. Navigating future economic and financial market uncertainties in a post-COVID-19 world while deciphering asset specific implications will remain challenging. However, we believe a unique investment opportunity is available to those with the requisite credit experience, liquidity and agility to capitalize on evolving opportunities.

Net Return Performance as of 4/30/20*

	MTD	3Mos	6Mos	1 Year	Since 3/4/2019
OWSCX (Commencement of Operations 3/4/2019)	+0.24%	-16.63%	-14.08%	-10.83%	-9.85%
Bloomberg Barclays U.S. Aggregate Bond Index[1]	+1.78%	+3.00%	+4.86%	10.84%	13.01%
ICE BofAML U.S. High Yield Index[2]	+3.80%	-9.82%	-7.68%	-5.26%	-3.04%

*	OWSCX returns are presented net of all fees and expenses, benchmark returns are gross.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (833) 834-4923 or visiting www.1wscapital.com. Investors cannot invest directly in an index.

[1]	Bloomberg Barclays US Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Investors cannot invest directly in an index.

[2]	ICE BofAML US High Yield Master II TR Index value, which tracks the performance of US dollar denominated below investment grade rated corporate debt publically issued in the US domestic market. Investors cannot invest directly in an index.

2	www.1wscapital.com

1WS Credit Income Fund	Fund Commentary

April 30, 2020 (Unaudited)

Portfolio Composition1 and Gross Return Attribution2

Asset Type	Portfolio Composition 4/30/2020	6mos Gross Return Attribution
Asset-Backed Securities (ABS)	32.1%	-4.41%
Collateralized Loan Obligations (CLOs)	14.8%	-3.64%
Commercial Mortgage-Backed Securities (CMBS)	7.7%	-1.53%
European ABS & RMBS	9.8%	-0.23%
Residential Mortgage-Backed Securities (RMBS)	27.6%	-0.06%
Cash & Other	8.2%	-0.36%
Interest Rate Hedges	–	-2.94%
Total	100.00%	-13.17%

[1]	The Portfolio composition as of 4/30/20 differs from the portfolio composition for any point prior to such date and is subject to change at any time.

[2]	Returns by asset type are calculated by taking the specific asset type’s contribution to the Fund’s gross return for the 6 month period through 4/30/20 and multiplying it by the gross return of the Fund over the same period. The Fund’s gross return and returns by asset type are comprised of total investment income and realized and unrealized gain/loss on investments before taking into consideration fees and operating expenses.

Outlook: The Way Forward

By early April the market began transitioning into Phase III where we would expect it to remain for some time as fundamentals (instead of fear) begin to have a greater impact on asset prices. Market liquidations will continue to decline in our opinion, but liquidity and cash levels (i.e. capital) will remain at a premium and returns to capital providers will be attractive going forward in our view. The unprecedented fiscal and specifically monetary policy responses from the Federal Reserve have started to have a meaningful impact on stabilizing capital markets. The dynamic menu of asset purchase programs from the 2009 vintage quantitative easing of Treasury and Agency mortgages was expanded to also include commercial paper, municipal bonds, investment grade and crossover corporate credit as well. Rolling out a new Term Asset-Backed Securities Loan Facility (TALF) program for segments of the new issue ABS market and modifying bank regulatory requirements, such as Supplementary Leverage Ratios rules, are also important steps taken to potentially free up the balance sheets of large banks to finance even more programs and assets.

All of these programs have had the desired effect of somewhat stabilizing the markets. However, they also still leave us with a tremendous amount of uncertainty. While many of the forced liquidations appear to have subsided, we still expect that billions of dollars of assets will need to change hands over the intermediate term as many profiles no longer meet the investment mandates of many insurance companies, mutual funds and private funds.

Underwriting all securities within the context of an unprecedented economic shutdown and restart is clearly a challenge. Current credit spreads imply significant losses across many sectors. However, in our view, the uncertainties ranging from the magnitude and duration of economic declines, effectiveness of fiscal programs and the impact of loss mitigation efforts on asset performance presents the potential for many excess return opportunities. An investment environment that we expect will reward sophisticated underwriting while capital is exiting the sector, is one that we feel positions us favorably.

At this stage, we are favoring securities that in our view are backed by high quality assets or those with history through the previous financial crisis. For example, single asset or single borrower portfolios of high quality real estate assets and well capitalized sponsors could represent interesting profiles in below investment grade CMBS. We can underwrite these profiles to a high degree of confidence and, in many cases, the ability of sponsors to help protect assets. Retail and hospitality, however, present new and more complex underwriting challenges, and we would expect these assets to trade at even steeper discounts as a result. We believe we possess the credit underwriting experience necessary to capitalize on identifying value in our markets through this period of heightened uncertainty. In our view, the opportunity to acquire quality assets is enhanced by the negative technical of net capital outflows.

The legacy RMBS sector has many of the characteristics we are currently favoring. Underlying pools are often fifteen years seasoned, have low current property loan-to-value and borrowers and servicers have been through repeated loss mitigation programs. While these securities have generally been in short supply during recent years, the recent de-leveraging by investors has increased supply and pushed prices to multi-year lows even though loan characteristics have improved meaningfully over the past few years. As a result, notwithstanding an expected deterioration in performance, we believe this overshoot represents an attractive investment opportunity for sophisticated investors that can differentiate among individual securities in the sector.

Semi-Annual Report | April 30, 2020	3

1WS Credit Income Fund	Fund Commentary

April 30, 2020 (Unaudited)

In addition, we are allocating resources to quantify the impairments we are likely to see across consumer asset classes. Segments such as auto loans with substantial cross-cycle histories currently present compelling opportunities from our perspective. For more nascent segments such as unsecured consumer loans without robust cross-cycle experience and data, a more nuanced understanding of borrower behavior, underwriting and servicing practices are required before we would be comfortable making material investments. In today’s market, our focus is on seasoned delivered exposures that we have the opportunity to invest in and earn attractive fundamental returns.

The entirety of the CLO market became a distressed trade in March. At the peak of the liquidation frenzy, CLO AAA bond prices traded as low as the high 80s and BB junior mezzanine bond sellers were racing to hit bids at dollar prices less than half of where they were well bid just a few weeks prior. Immediate liquidity driven selling has abated in April and the market has evolved into one where participants can now begin to engage in debate of collateral fundamentals, security structure and relative value that will ultimately drive investment returns over the intermediate term. Notwithstanding this progression, market technicals, particularly surrounding supply from sellers that no longer have the risk appetite or appropriate structure to remain invested in the sector, will continue to impact bond prices in the near term. Many CLO investors’ current focus is on the drawdown in Leveraged Loan prices/spreads and the impact of increasing downgrades to CCC ratings. There is no question that these concerns are warranted as it relates to the reality of increased credit risk in the corporate loan market today. We recognize increasing fundamental credit risk, supply technicals and structural complexity are abundant in the CLO market today. In the current market, implied credit default assumptions are high and spreads are wide, producing favorable loss adjusted return opportunities for investors in our opinion.

As challenging as recent weeks have been from humanitarian and capital destruction perspectives, we dare say we are excited about the investment opportunity going forward. Certain large pools of capital that were formed over the last few years, and have recently been washed out, will not be able to return as buyers anytime soon. Highly levered strategies have suffered the most because they were forced to liquidate and crystalize losses and will likely continue to have to wind down remaining portfolios. While not trying to pinpoint a market bottom, it seems likely to us that we find ourselves somewhere in the trough. It is our view that, similar to the post-GFC period, we will be in a position to buy assets at discounts to intrinsic value and thereby generate attractive returns for an extended period of time.

Risk Disclosures

Past performance is not a guarantee of future results. There is no assurance that the Fund will meet its investment objective.

Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that a shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. The Fund’s investments may be negatively affected by the broad investment environment in the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “non-diversified” under the Investment Company Act of 1940 and, thus, changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program. The Fund expects most of its investments to be in securities that are rated below investment grade or would be rated below investment grade if they were rated. Below investment grade instruments or “junk securities” are particularly susceptible to economic downturns compared to higher rated investments. While the Fund may employ hedging techniques to seek to minimize interest rate risk, there can be no assurance that it will engage in such techniques at any given time or that such techniques would be successful. As such, the Fund is subject to interest rate risk and may decline in value as interest rates rise. The Fund may use leverage to achieve its investment objective, which involves risks, including the increased likelihood of net asset value volatility and the increased risk that fluctuations in interest rates on borrowings will reduce the return to investors. In addition to the normal risks associated with investing, investing in international and emerging markets involves risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles or from social, economic or political instability in other nations. The Fund may employ hedging techniques to seek to minimize foreign currency risk. There can be no assurance that it will engage in such techniques at any given time or that such techniques would be successful. The Fund may invest in derivatives, which, depending on market conditions and the type of derivative, are more volatile than other investments and could magnify the Fund’s gains or losses. An investment in shares should be considered only by investors who can assess and bear the illiquidity and other risks associated with such an investment.

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage-backed and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Structured finance securities may present risks similar to those of the other types of debt obligations in which the Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Investing in structured finance securities may be affected by a variety of factors, including priority in the capital structure of the issuer thereof, the availability of any credit enhancement, and the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, among others. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for information on these and other risks.

4	www.1wscapital.com

1WS Credit Income Fund	Fund Commentary

April 30, 2020 (Unaudited)

There can be no assurance that the Fund will achieve its investment objective. Many of the Fund’s investments may be considered speculative and subject to increased risk. Neither One William Street Capital Management, LP nor 1WS Capital Advisors, LLC has managed a 1940-Act registered product prior to managing the Fund. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations or investment selections will be effective in achieving the Fund’s investment objective or delivering positive returns.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the portfolio manager disclaims any responsibility to update such views. The views expressed in this report reflect the current views of the portfolio manager as of April 30th, 2020.

Definitions

ABS: Asset-Backed Securities are instruments secured by financial, physical, and/or intangible assets (e.g., receivables or pools of receivables), and investments in any assets/instruments underlying the foregoing structured/secured obligations.

Basis Points (bps): A basis point is a common unit of measurement for interest rates and credit spreads and is equal to one hundredth of one percent.

CLO: Collateralized Loan Obligations are instruments that represent debt and equity tranches of collateralized loan obligations and collateralized debt obligations.

CMBS: Commercial Mortgage-Backed Securities are fixed income instruments that are secured by mortgage loans on commercial real property.

CMBX: CMBX indexes are a group of indexes that track the commercial mortgage-backed securities (CMBS) market.

RMBS: Residential Mortgage-Backed Securities are securities that may be secured by interests in a single residential mortgage loan or a pool of mortgagee loans secured by residential property.

S&P 500: The S&P 500 index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

TALF: The Federal Reserve established the Term Asset-Backed Securities Loan Facility (TALF) on March 23, 2020 to support the flow of credit to consumers and businesses. The TALF will enable the issuance of asset-backed securities (ABS) backed by student loans, auto loans, credit card loans, loans guaranteed by the Small Business Administration (SBA), and certain other assets. Under the TALF, the Federal Reserve will lend on a non-recourse basis to holders of certain AAA-rated ABS backed by newly and recently originated consumer and small business loans. The Federal Reserve will lend an amount equal to the market value of the ABS less a haircut and will be secured at all times by the ABS. Treasury, using the ESF, will also make an equity investment in the SPV established by the Federal Reserve for this facility.

Semi-Annual Report | April 30, 2020	5

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2020 (Unaudited)

	Rate	Maturity Date(a)	Principal Amount		Value
MORTGAGE-BACKED SECURITIES (50.49%)

Residential (41.62%)
Alternative Loan Trust, Series 2005-64CB, Class 1A17	5.50%	12/25/35	$363,662		$235,398
APS Resecuritization Trust, Series 2014-1, Class 1M(b)(c)	1.68%	08/28/54	2,174,578		491,672
Asset Backed Securities Corp. Home Equity Loan Trust Series NC, Series 2006-HE4, Class M1(c)(d)	1M US L + 0.31%	05/25/36	1,611,786		1,388,231
Banc of America Funding , Series 2007-5, Class CA8(c)(e)	5.35% -1M US L	07/25/37	3,868,320		822,792
BCAPB Trust, LLC, Series 2007-AB1, Class A5(d)(f)	4.86%	10/25/22	734,753		502,865
Bear Stearns Asset Backed Securities I Trust, Series 2005-HE1, Class M6(c)	1M US L + 3.68%	01/25/35	439,988		363,342
BNC Mortgage Loan Trust, Series 2006-1, Class A4(c)	1M US L + 0.31%	10/25/36	1,512,000		1,066,414
CIT Mortgage Loan Trust, Series 2007-1, Class 1M2(b)(c)(d)	1M US L + 1.75%	05/25/22	1,000,000		798,500
Citicorp Residential Mortgage Trust, Series 2006-2, Class M2(d)(f)	5.33%	09/25/36	2,000,000		1,755,800
Delft 2020 BV, Series 2020-1, Class F(c)	3.30% -3M EUR L	04/17/23	€307,000		312,339
Dilosk RMBS No. 2 DAC, Series 2018-2, Class E(c)	3.25% -3M EUR L	12/20/57	605,000		635,146
Domi 2020-1 BV, Series 2020-1, Class F(c)	3M EUR L + 6.50%	04/15/52	500,000		501,518
Domi 2020-1 BV, Series 2020-1, Class X1(c)	3M EUR L + 4.95%	04/15/52	500,000		544,091
Domi 2020-1 BV, Series 2020-1, Class X2(c)	3M EUR L + 6.75%	04/15/52	500,000		539,270
Finsbury Square 2019-3 PLC, Series 2019-3, Class X(c)	3M SONIA IR + 3.90%	12/16/69	£212,610		267,513
First Franklin Mortgage Loan Trust, Series 2005-FF12, Class M3(c)	1M US L + 0.50%	11/25/36	$1,948,791		1,250,344
Freddie Mac STACR, Series 2020-HQA2, Class M2(b)(c)(d)	1M US L + 3.10%	03/25/50	500,000		350,450
Fremont Home Loan Trust, Series 2004-C, Class M3(c)	1M US L + 1.73%	08/25/34	232,204		228,001
GSAA Home Equity Trust, Series 2007-8, Class A4(c)	1M US L + 0.60%	08/25/37	547,743		278,692
GSAMP Trust, Series 2005-WMC1, Class M2(c)	1M US L + 0.78%	09/25/35	725,379		605,257
HSI Asset Securitization Corp. Trust, Series 2006-OPT2, Class M5(c)	1M US L + 0.54%	01/25/36	975,268		703,266
JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Class M7(c)	1M US L + 1.65%	12/25/35	189,436		152,306
JP Morgan Mortgage Acquisition Corp., Series 2006-FRE2, Class M3(c)	1M US L + 0.37%	02/25/36	786,506		455,938
JP Morgan Mortgage Acquisition Trust, Series 2006-HE2, Class M2(c)	1M US L + 0.32%	07/25/36	1,017,398		1,037,848
JP Morgan Mortgage Trust, Series 2005-A5, Class TB1(c)	4.19%	08/25/35	475,341		458,182
JP Morgan Resecuritization Trust, Series 2015-3, Class 3A2(b)(f)	5.71%	09/26/37	379,067		277,022
Lansdowne Mortgage Securities No 1 PLC, Series 2006-1, Class M2(c)	0.84% -3M EUR L	06/15/45	€500,000		352,536
Merrill Lynch Mortgage Investors Trust HE1, Series 2006-HE1, Class M2(c)(d)	1M US L + 0.40%	12/25/36	$2,000,000		1,659,200
Miravet SARL, Series 2019-1, Class E(c)	3.00% -3M EUR L	05/26/65	€500,000		456,369
Nationstar Home Equity Loan Trust, Series 2007-B, Class M2(c)	1M US L + 0.47%	04/25/37	$1,018,873		1,293,867
New Century Home Equity Loan Trust, Series 2004-A, Class MI1(c)(d)	4.33%	08/25/34	939,419		922,509
New Century Home Equity Loan Trust, Series 2005-2, Class M6(c)	1M US L + 1.02%	06/25/35	302,618		250,901
New Century Home Equity Loan Trust, Series 2005-B, Class M2(c)	1M US L + 0.49%	10/25/35	500,000		376,100
Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2006-HE2, Class M2(c)(d)	1M US L + 0.34%	03/25/36	2,762,168		2,026,603
Ownit Mortgage Loan Trust, Series 2005-4, Class M1(c)	1M US L + 0.55%	08/25/36	1,242,581		1,148,890
Popular ABS Mortgage Pass-Through Trust, Series 2005-5, Class MF1(f)	3.85%	11/25/35	405,162		282,317
RALI Trust, Series 2006-Q05, Class 1A2(c)(d)	1M US L + 0.19%	05/25/46	992,066		925,896
RALI Trust, Series 2006-QS9, Class 1A16(c)(d)	1M US L + 0.65%	07/25/36	837,222		601,460
RALI Trust, Series 2006-QS9, Class 1A5(c)(d)	1M US L + 0.70%	07/25/36	1,234,294		897,825
RALI Trust, Series 2007-QS4, Class 3A9(d)	6.00%	03/25/37	1,054,859		961,504
Residential Mortgage Securities 31 PLC, Series 2018-31, Class F2(c)	3M GBP L + 4.00%	09/20/21	£509,000		626,273
Soundview Home Loan Trust, Series 2005-OPT4, Class M2(c)	1M US L + 0.55%	12/25/35	$666,695		536,156
Wells Fargo Mortgage Backed Securities Trust, Series 2007-1, Class A4	5.75%	02/25/37	–	(g)	74,171
Wells Fargo Mortgage Backed Securities Trust, Series 2007-1, Class A8	5.75%	02/25/37	–	(g)	52,510
					29,467,284

See Notes to Consolidated Financial Statements.

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1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2020 (Unaudited)

	Rate	Maturity Date(a)	Principal Amount	Value
MORTGAGE-BACKED SECURITIES (continued)

Commercial (8.87%)
Ashford Hospitality Trust, Series 2018-ASHF, Class C(b)(c)(h)	1M US L + 1.40%	04/15/35	$500,000	$428,900
Atrium Hotel Portfolio Trust, Series 2018-ATRM, Class F(b)(c)	1M US L + 4.00%	06/15/21	1,194,000	853,829
CGDB Commercial Mortgage Trust, Series 2019-MOB, Class G(b)(c)	1M US L + 2.99%	11/15/21	1,524,000	1,238,098
Commercial Mortgage Trust, Series 2015-CR24, Class D(c)	3.46%	08/12/25	500,000	354,100
Credit Suisse Mortgage Trust, Series 2019-UVIL, Class B(b)(c)	3.39%	12/17/29	292,000	254,069
Credit Suisse Mortgage Trust, Series 2019-UVIL, Class C(b)(c)	3.39%	12/17/29	297,000	238,848
Credit Suisse Mortgage Trust, Series 2019-UVIL, Class D(b)(c)	3.39%	12/17/29	307,000	228,500
FREMFMortgage Trust, Series 2020-K104, Class C(b)(c)	3.54%	01/25/30	55,000	43,345
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2017-FL11, Class E(b)(c)	1M US L + 4.02%	10/15/32	504,000	406,476
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class D(b)(c)	4.81%	07/17/24	526,000	402,548
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4(d)	3.25%	12/17/24	1,000,000	1,057,900
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class D(c)(d)	4.69%	09/15/58	1,000,000	770,700
				6,277,313

TOTAL MORTGAGE-BACKED SECURITIES (Cost $34,898,362)				35,744,597

ASSET-BACKED SECURITIES (42.83%)
American Credit Acceptance Receivables Trust, Series 2020-1, Class D(b)	2.39%	03/13/26	500,000	452,500
AutoFlorence 1 Srl, Series 2019-1, Class E(c)	4.50% -1M EUR L	12/25/42	€500,000	525,955
Carvana Auto Receivables Trust 2020-NP1, Series 2020-N1A, Class D(b)(d)	3.43%	01/15/24	$500,000	474,900
CPS Auto Receivables Trust, Series 2018-B, Class E(b)	5.61%	06/15/22	500,000	443,750
CPS Auto Receivables Trust, Series 2018-D, Class E(b)(d)	5.82%	12/15/22	500,000	446,950
CPS Auto Trust, Series 2018-D, Class D(b)(d)	4.34%	09/15/22	485,000	479,810
E-Carat 11 PLC, Series 2020-11, Class G(c)	1M SONIA IR + 5.00%	01/18/24	£500,000	590,828
E-Carat 11 PLC, Series 2020-11, Class H	9.50%	01/18/24	500,000	604,557
ENVA, LLC, Series 2019-A, Class B(b)	6.17%	06/22/26	$1,500,000	1,427,850
Exeter Automobile Receivables Trust, Series 2019-2X, Class E(b)(d)	4.68%	06/15/23	2,500,000	2,142,250
Exeter Automobile Receivables Trust 2019-3, Series 2019-3A, Class E(b)	4.00%	08/15/23	810,000	673,272
Exeter Automobile Receivables Trust 2020-1, Series 2020-1A, Class D(b)	2.73%	03/15/24	500,000	436,950
FREED ABS Trust, Series 2019-1, Class C(b)(d)	5.39%	06/18/26	2,000,000	1,555,800
FREED ABS Trust, Series 2019-2, Class C(b)(d)	4.86%	11/18/26	2,500,000	1,934,750
FREED ABS Trust, Series 2020-FP1, Class B(b)	3.06%	03/18/27	500,000	421,250
FREED ABS Trust, Series 2020-FP1, Class C(b)	4.37%	03/18/27	500,000	399,450
GLS Auto Receivables Issuer Trust 2019-4, Series 2019-4A, Class D(b)(d)	4.09%	08/17/26	1,000,000	773,700
GLS Auto Receivables Issuer Trust 2020-1, Series 2020-1A, Class D(b)(d)	3.68%	02/15/24	900,000	679,860
Honours PLC, Series 2006-2, Class B(c)	1M GBP L + 1.00%	04/10/29	£453,453	402,241
KeyCorp Student Loan Trust, Series 2006-A, Class 2C(c)(d)	3M US L + 1.15%	03/27/42	$2,000,000	1,548,200
Lendingpoint 2019-2 Asset Securitization Trust, Series 2019-2, Class C(b)	4.66%	11/10/25	600,000	559,260
Lendingpoint 2020-1 Asset Securitization Trust, Series 2020-1, Class C(b)	4.14%	07/11/22	500,000	438,950
Lendingpoint Asset Securitization Trust, Series 2019-1X, Class C	4.50%	12/15/21	1,933,000	1,729,069
LL ABS Trust 2019-1, Series 2019-1A, Class C(b)	5.07%	03/15/27	500,000	420,250
Marlette Funding Trust, Series 2020-1A, Class D(b)	3.54%	03/15/30	500,000	409,800
MelTel Land Funding LLC, Series 2019-1X, Class B	4.70%	04/15/24	750,000	729,900
MelTel Land Funding LLC, Series 2019-1X, Class C	6.07%	04/15/24	750,000	734,100
National Collegiate Student Loan Trust, Series 2005-3, Class B(c)(d)	1M US L + 0.50%	07/27/37	1,746,000	1,084,790

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2020	7

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2020 (Unaudited)

	Rate	Maturity Date(a)	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
National Collegiate Student Loan Trust, Series 2007-1, Class A4(c)(d)	1M US L + 0.31%	10/25/33	$2,000,000	$1,492,400
National Collegiate Student Loan Trust, Series 2007-4, Class A3A2(c)	3.83%	03/25/38	557,000	542,796
Octane Receivables Trust, Series 2019-1A, Class C(b)	4.74%	06/20/25	750,000	633,000
OnDeck Asset Securitization Trust II LLC, Series 2019-1A, Class D(b)	4.02%	11/18/24	300,000	273,120
Perimeter Master Note Business Trust, Series 2019-2A, Class A(b)	4.23%	11/15/23	300,000	296,520
Prosper Marketplace Issuance Trust Series, Series 2018-1A, Class D(b)(d)	5.70%	06/17/24	2,000,000	1,776,200
Small Business Lending Trust, Series 2020-A, Class B(b)	3.20%	12/15/26	500,000	431,750
Sofi Professional Loan Program, Series 2019-BX, Class R1(i)	N/A	08/17/48	56,770	1,953,699
Upstart Securitization Trust, Series 2020-1, Class B(b)	3.09%	04/22/30	500,000	402,300

TOTAL ASSET-BACKED SECURITIES (Cost $34,303,462)				30,322,727

COLLATERALIZED LOAN OBLIGATIONS (14.55%)(c)
AMMC CLO 19, Ltd., Series 2016-19A, Class E(b)	3M US L + 7.00%	10/15/28	300,000	195,390
AMMC CLO 20, Ltd., Series 2017-20A, Class E(b)	3M US L + 5.81%	04/17/29	300,000	192,390
Anchorage Capital CLO, Ltd., Series 2015-6X, Class ER	3M US L + 6.35%	07/15/30	700,000	453,250
Anchorage Capital CLO, Ltd., Series 2016-8X, Class ER	3M US L + 5.75%	07/28/28	500,000	330,200
Apex Credit CLO, LLC, Series 2015-2X, Class ER	3M US L + 6.10%	10/17/26	510,030	228,188
BlueMountain CLO, Ltd., Series 2018-1X, Class ER	3M US L + 5.55%	04/20/27	500,000	273,450
BlueMountain CLO, Ltd., Series 2018-2X, Class SUB	N/A	08/15/31	1,300,000	390,000
Canyon Capital CLO, Ltd., Series 2014-2X, Class ER	3M US L + 6.85%	04/15/29	950,000	604,770
Cent CLO, Ltd., Series 2015-24X, Class DR	3M US L + 5.75%	10/15/26	1,000,000	633,500
Dryden Senior Loan Fund, Series 2015-38X, Class SUB	N/A	07/15/30	750,000	292,500
Gallatin CLO IX, Ltd., Series 2018-1A, Class E(b)	3M US L + 5.47%	01/21/28	552,000	332,414
ICG US CLO 2016-1, Ltd., Series 2018-1A, Class DR(b)	3M US L + 5.75%	07/29/28	1,250,000	739,500
MP CLO, Ltd., Series 2015-2X, Class ER	3M US L + 5.45%	10/28/27	750,000	458,400
OCP CLO, Ltd., Series 2015-8X, Class D	3M US L + 5.50%	04/17/27	500,000	373,950
Recette CLO, Ltd., Series 2015-1X, Class E(b)(d)	3M US L + 5.70%	10/20/27	1,500,000	1,109,400
Shackleton CLO, Ltd., Series 2017-8X, Class ER	3M US L + 5.34%	10/20/27	1,000,000	595,300
Sound Point CLO III-R, Ltd., Series 2013-2RX, Class E	3M US L + 6.00%	04/15/29	1,500,000	896,100
Sound Point CLO XII, Ltd., Series 2019-2X, Class ER	3M US L + 6.90%	10/20/28	500,000	315,400
Taberna Preferred Funding, Ltd., Series 2005-3X, Class B1	3M US L + 0.80%	02/05/36	1,000,000	342,500
TICP, Series 2015-1X, Class E	3M US L + 5.50%	07/20/27	1,000,000	641,300
Venture CDO, Ltd., Series 2016-23X, Class ER	3M US L + 5.95%	07/19/28	500,000	287,200
Voya CLO, Ltd., Series 2014-2X, Class SUB	N/A	04/17/30	761,000	167,420
Wind River CLO, Ltd., Series 2016-1X, Class ER	3M US L + 5.55%	07/15/28	750,000	451,500

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $15,557,777)				10,304,022

	7-Day
	Yield	Shares
MONEY MARKET FUNDS (14.14%)
BlackRock Liquidity Funds T-Fund	0.12%	8,445,953	8,445,953
BNY Mellon U.S. Treasury Fund, Institutional Class	0.02%	1,565,352	1,565,352

TOTAL MONEY MARKET FUNDS (Cost $10,011,305)			10,011,305

See Notes to Consolidated Financial Statements.

8	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2020 (Unaudited)

TOTAL INVESTMENTS (122.01%) (Cost $94,770,906)	$86,382,651

Liabilities in Excess of Other Assets (-22.01%)(j)	(15,584,996)
NET ASSETS (100.00%)	$70,797,655

Percentages above are stated as a percentage of net assets as of April 30, 2020

Investment Abbreviations:

LIBOR - London Interbank Offered Rate
EURIBOR - Euro Interbank Offered Rate
SONIA - Sterling Over Night Index Average

Libor Rates:
1M GBP L - 1 Month LIBOR as of April 30, 2020 was 0.20%
1M EUR L - 1 Month EURIBOR as of April 30, 2020 was (0.43)%
3M EUR L - 3 Month EURIBOR as of April 30, 2020 was (0.19)%
1M US L - 1 Month LIBOR as of April 30, 2020 was 0.33%
3M US L - 3 Month LIBOR as of April 30, 2020 was 0.56%
1M SONIA IR - 1 Month SONIA as of April 30, 2020 was 0.07%
3M SONIA IR - 3 Month Average SONIA as of March 31, 2020 was 0.58%*

*	Index reports rate on a calendar quarter end.

(a)	The maturity date for credit investments represents the expected maturity. Many of the instruments are callable through cash flows on the underlying or other call features. Expected maturity may be earlier than legal maturity.

(b)	Securities not registered under the Securities Act of 1933, as amended (the “Securities Act”). These securities generally involve certain transfer restrictions and may be sold in the ordinary course of business in transactions exempt from registration. As of April 30, 2020, the aggregate market value of those securities was $26,965,543, representing 38.09% of net assets.

(c)	Floating or variable rate security. The Reference Rate is described above. The Interest Rate in effect as of April 30, 2020 is based on the Reference Rate plus the displayed spread as of the security's last reset date.

(d)	On April 30, 2020, all or a portion of these securities were pledged as collateral for reverse repurchase agreements in the amount of $29,579,843.

(e)	Interest only security.

(f)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at April 30, 2020.

(g)	Security principal paid in full; the value of the security at April 30, 2020 is expected to be received from the liquidation of the security's trust.

(h)	All or a portion of this position has not settled as of April 30, 2020. The Fund will not accrue interest until the settlement date.

(i)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(j)	Includes cash being held as collateral for derivatives and reverse repurchase agreements.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2020	9

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2020 (Unaudited)

DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
2-YEAR U.S. TREASURY NOTES FUTURES	Wells Fargo	Long	6	June 2020	$1,322,578	$19,219
5-YEAR U.S. TREASURY NOTES FUTURES	Wells Fargo	Short	440	June 2020	(55,213,125)	(1,696,450)
10-YEAR U.S. TREASURY NOTES FUTURES	Wells Fargo	Short	10	June 2020	(1,390,625)	(61,115)
BP CURRENCY FUTURES	Wells Fargo	Short	22	June 2020	(1,732,775)	29,982
EURO FX CURRENCY FUTURES	Wells Fargo	Short	32	June 2020	(4,384,800)	99,231
					$(61,398,747)	$(1,609,133)

CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION (OVER THE COUNTER)(a)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at April 30, 2020(b)	Notional Amount(c)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
The Markit CMBX North America BBB Series 12 Index	Morgan Stanley	3.00%	USD	8/17/61	8.62%	2,500,000	$(831,500)	$980,659	$149,159
The Markit CDX High Yield Series 33 Index Tranche 15-25	Morgan Stanley	5.00%	USD	6/20/24	17.03%	5,000,000	(1,672,000)	125,000	(1,547,000)
							$(2,503,500)	$1,105,659	$(1,397,841)

Credit default swaps pay quarterly.

(a)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(c)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Consolidated Financial Statements.

10	www.1wscapital.com

1WS Credit Income Fund	Consolidated Statement of Assets and Liabilities

April 30, 2020 (Unaudited)

ASSETS:
Investments, at fair value (Cost $94,770,906)	$86,382,651
Cash	22,179
Foreign Currency, at value (Cost $815,141)	817,717
Unrealized appreciation on credit default swap contracts	149,159
Receivable on credit default swap contracts	30,417
Interest receivable	182,676
Capital shares sold receivable	39,814
Deposits held with brokers for derivatives and reverse repurchase agreements	4,031,582
Prepaid expenses and other assets	38,625
Total Assets	91,694,820

LIABILITIES:
Payable for swap contracts premiums	1,105,659
Payable for investment securities purchased	655,752
Payable for reverse repurchase agreements, including accrued interest of $18,030	17,314,291
Unrealized depreciation on credit default swap contracts	1,547,000
Variation margin payable on futures contracts	84,688
Net payable to Adviser	39,203
Accrued fund accounting, administration and compliance fees payable	51,038
Other payables and accrued expenses	99,534
Total Liabilities	20,897,165
Net Assets Attributable to Shareholders	$70,797,655

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO SHARES:
Paid-in capital	$84,103,633
Total distributable earnings	(13,305,978)
Net Assets Attributable to Shareholders	$70,797,655

NET ASSET VALUE
Class I:
Net assets	$70,797,655
Shares outstanding (unlimited shares authorized, par value $0.001 per share)	4,174,709
Net Asset Value per Share	$16.96

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2020	11

1WS Credit Income Fund	Consolidated Statement of Operations

April 30, 2020 (Unaudited)

For the Six Months Ended April 30, 2020 (Unaudited)
INVESTMENT INCOME:
Dividends on money market funds	$70,118
Interest	1,885,965
Total Investment Income	1,956,083

EXPENSES:
Investment advisory fee	691,739
Fund accounting, administration and compliance fees	173,193
Offering costs	178,600
Professional fees	154,783
Trustees' fees and expenses	32,131
Transfer agent fees	90,693
Interest on reverse repurchase agreements	168,532
Other expenses	67,080
Total Expenses	1,556,751
Less fees reimbursed by Adviser (See Note 4)	(465,943)
Less advisory fees waived (See Note 4)	(270,243)
Net Expenses	820,565
Net Investment Income	1,135,518

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	188,265
Credit default swap contracts	941,232
Futures contracts	(632,003)
Foreign currency transactions	60,523
Net realized gain:	558,017
Change in unrealized appreciation/(depreciation) on:
Investment securities	(10,487,073)
Credit default swap contracts	(1,402,308)
Futures contracts	(1,766,080)
Foreign currency transactions	2,639
Net unrealized loss:	(13,652,822)
Net Realized and Unrealized Loss on Investments	(13,094,805)
Net Decrease in Net Assets Attributable to Shares from Operations	$(11,959,287)

See Notes to Consolidated Financial Statements.

12	www.1wscapital.com

1WS Credit Income Fund	Consolidated Statement of Changes in Net Assets

April 30, 2020 (Unaudited)

	For the Six Months Ended April 30, 2020 (Unaudited)	For the Period March 4, 2019 (Commencement of Operations) to October 31, 2019
FROM OPERATIONS:
Net investment income	$1,135,518	$1,095,225
Net realized gain/(loss)	558,017	(413,356)
Net change in unrealized appreciation/(depreciation)	(13,652,822)	2,260,412
Net Increase/(Decrease) in Net Assets Attributable to Shares from Operations	(11,959,287)	2,942,281

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(2,439,927)	(1,987,029)
Net Decrease in Net Assets from Distributions to Shareholders	(2,439,927)	(1,987,029)

Proceeds from sale of shares	13,647,314	76,676,534
Cost of shares redeemed	(2,191,739)	(4,218,776)
Net asset value of shares issued to shareholders from reinvestment of dividends	139,668	88,616
Net Increase from Capital Share Transactions	11,595,243	72,546,374
Net Increase/(Decrease) in Net Assets	(2,803,971)	73,501,626

NET ASSETS:
Beginning of period	73,601,626	100,000
End of period	$70,797,655	$73,601,626

OTHER INFORMATION:
Capital Share Transactions:
Beginning shares	3,611,972	5,000
Shares sold	679,737	3,809,604
Shares issued as reinvestment of dividends	7,515	4,340
Shares redeemed	(124,515)	(206,972)
Ending Shares	4,174,709	3,611,972

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2020	13

1WS Credit Income Fund	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Period March 4, 2019 (Commencement of Operations) to October 31, 2019
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$20.38		$20.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.28		0.35
Net realized and unrealized gain/(loss) on investments	(3.10)		0.63
Total Income/(Loss) from Investment Operations	(2.82)		0.98

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.60)		(0.60)
Total Distributions to Shareholders	(0.60)		(0.60)

Net asset value per share - end of period	$16.96		$20.38

Total Investment Return - Net Asset Value(b)	(14.08%)		4.92%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to shares, end of period (000s)	$70,798		$73,602
Ratio of actual expenses to average net assets including fee waivers and reimbursements	2.09	%(c)	1.52	%(c)
Ratio of actual expenses to average net assets excluding fee waivers and reimbursements	3.96	%(c)	4.11	%(d)
Ratio of net investment income to average net assets	2.89	%(c)	2.57	%(c)
Portfolio turnover rate	52.19	%(e)	25.84	%(e)

(a)	Calculated using average shares outstanding.

(b)	Total investment return is calculated assuming a purchase of a share at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions, if any, and are not annualized.

(c)	These ratios to average net assets have been annualized.

(d)	These ratios to average net assets have been annualized except the non-recurring organizational expenses which have not been annualized.

(e)	Percentage represents the results for the period and is not annualized.

See Notes to Consolidated Financial Statements.

14	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2020 (Unaudited)

NOTE 1. ORGANIZATION

1WS Credit Income Fund (“1WS Credit” or the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that continuously offers its shares of beneficial interest (‘‘Shares’’). 1WS Credit operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, has adopted a policy to make quarterly repurchase offers at a price equal to net asset value (‘‘NAV’’) per Share, of no less than 5% of the Shares outstanding.

1WS Credit’s investment objective is to seek attractive risk-adjusted total returns through generating income and capital appreciation. 1WS Credit will seek to achieve its investment objective by investing primarily in a wide array of structured credit and securitized debt instruments. There can be no assurance that the Fund’s investment objective will be achieved.

1WS Credit was organized as a Delaware statutory trust on July 20, 2018 pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. 1WS Credit had no operations from that date to March 4, 2019, commencement of operations, other than those related to organizational matters and the registration of its Shares under applicable securities laws. 1WS Credit wholly owns and consolidates 1WSCI Sub I, LLC (the “Cayman Islands SPV”), an exempted company incorporated in the Cayman Islands on February 22, 2019. The Cayman Islands SPV is an investment vehicle formed to make certain investments on behalf of 1WS Credit. 1WS Credit is the managing and sole member of the Cayman Islands SPV pursuant to a limited liability agreement dated March 1, 2019. Where context requires, the “Fund” includes both the Fund and the Cayman Island SPV.

1WS Capital Advisors, LLC (the ‘‘Adviser’’ or ‘‘1WS’’) serves as the investment adviser of the Fund. 1WS is a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the ‘‘SEC’’) under the Investment Advisers Act of 1940 (the ‘‘Advisers Act’’). The Adviser is controlled by its managing member, One William Street Capital Management, L.P. (‘‘OWS’’), which is also registered with the SEC as an investment adviser. The Fund’s portfolio manager and other personnel of the Adviser have substantial experience in managing investments and investment funds, including funds which have investment programs similar to that of the Fund.

Institutional Class (“Class I”) Shares (which are not subject to any sales load or asset-based distribution fee) of the Fund are being offered on a continuous basis at the NAV per Share calculated each day. The Fund received exemptive relief from the SEC to issue multiple classes of Shares and to impose asset-based distribution fees as applicable. Currently, only the Institutional Class Shares are being offered.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States dollars. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance for investment companies under Financial Accounting Standards Board’s (‘’FASB’’) Accounting Standards Codification (‘’ASC’’) 946, Financial Services-Investment Companies, including accounting for investments at fair value.

The preparation of these consolidated financial statements in accordance with GAAP requires management to make certain estimates and assumptions that affect the amounts reported in the consolidated financial statement and accompanying notes. The Adviser believes that the estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results could differ from such estimates and the differences could be material.

Consolidation: 1WS Credit consolidates its investment in the Cayman Islands SPV because 1WS Credit is the sole shareholder of this entity. In accordance with ASC 810, Consolidation, the accompanying consolidated financial statements include the Cayman Islands SPV’s assets and liabilities and results of operations. All investments held by the Cayman Islands SPV are disclosed in the Consolidated Schedule of Investments. All intercompany accounts and transactions have been eliminated upon consolidation.

Investment Transactions: Investment transactions are accounted for on a trade-date basis for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest is recorded on an accrual basis. Realized gains and losses on investment transactions reflected in the consolidated statement of operations are recorded on a first-in, first-out basis. Premiums on fixed-income securities and discounts on non-distressed fixed-income securities are amortized and recorded within interest income in the consolidated statement of operations.

The Fund may enter into derivative contracts for hedging purposes or to gain synthetic exposures to certain investments (“Derivatives”). Derivatives are financial instruments whose values are based on an underlying asset, index, or reference rate and include futures, swaps, swaptions, options, or other financial instruments with similar characteristics.

Semi-Annual Report | April 30, 2020	15

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2020 (Unaudited)

The Board of Trustees (the “Board”) has adopted valuation policies and procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Adviser and the Administrator (defined below). The Fund’s valuation committee (the “Valuation Committee”) (comprised of officers of the Adviser and established pursuant to the policies and procedures adopted by the Board) has the day-to-day responsibility for overseeing the implementation of the Fund’s valuation policies and procedures and fair value determinations (subject to review and ratification by the Board).

Fund Valuation: Institutional Class Shares are offered at NAV. NAV per Share is determined daily. The Fund’s NAV per share is calculated by subtracting liabilities (including accrued expenses and indebtedness) from the total assets of the Fund (the value of the investments plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Shares outstanding.

NOTE 3. PORTFOLIO VALUATION:

ASC 820 Fair Value Measurement defines fair value as an exit price representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value and maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing the use of the most observable input when available.

Valuation inputs broadly refer to the assumptions market participants would use in pricing the asset or liability, including assumptions about risk. ASC 820 distinguishes between: (i) observable inputs, which are based on market data obtained from parties independent of the reporting entity, and (ii) unobservable inputs, which reflect the Adviser’s own assumptions about the judgments market participants would use. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the fair value measurement. When a valuation uses multiple inputs from varying levels of the fair value hierarchy, the hierarchy level is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Level 1— Inputs that are unadjusted, quoted prices in active markets for identical assets or liabilities.

Level 2— Inputs (other than quoted prices included in Level 1) that are observable, either directly or indirectly.

Level 3— Inputs that are unobservable and reflect the Adviser’s best estimate of what market participants would use in pricing the asset or liability. This includes situations where there is little, if any, market activity for the asset or liability.

Generally, the Fund expects to be able to obtain pricing from independent third-party sources on many of its investments. However, in certain circumstances where such inputs are difficult or impractical to obtain or such inputs are deemed unreliable, we may fair value certain investments using internal manager marks.

The following factors may be pertinent in determining fair value: security covenants, call protection provisions and information rights; cash flows, the nature and realizable value of any collateral; the debt instrument's ability to make payments; the principal markets and financial environment in which the debt instrument operates; publicly available financial ratios of peer companies; changes in interest rates for similar debt instruments; and enterprise values, among other relevant factors.

Determination of fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of these investments may differ significantly from the values that would have been used had such market quotations existed for such investments, and any such differences could be material. Accordingly, under current accounting standards, the notes to the Fund’s consolidated financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the Fund’s financial statements.

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1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2020 (Unaudited)

The following tables summarize the Fund’s financial instruments classified as assets and liabilities measured at fair value by level within the fair value hierarchy as of April 30, 2020:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed Securities	$–	$29,467,284	$–	$29,467,284
Commercial Mortgage-Backed Securities	–	6,277,313	–	6,277,313
Asset-Backed Securities	–	28,369,028	1,953,699	30,322,727
Collateralized Loan Obligations	–	10,304,022	–	10,304,022
Money Market Funds	10,011,305	–	–	10,011,305
Total	$10,011,305	$74,417,647	$1,953,699	$86,382,651
Derivative Instruments
Assets:
Credit Default Swap Contracts	$–	$149,159	$–	$149,159
Future Contracts	148,432	–	–	148,432
Liabilities:
Credit Default Swap Contracts	–	(1,547,000)	–	(1,547,000)
Future Contracts	(1,757,565)	–	–	(1,757,565)
Total	$(1,609,133)	$(1,397,841)	$–	$(3,006,974)

The following table discloses the purchase of Level 3 portfolio investments as well as the value of transfers into or out of Level 3 for the period ended April 30, 2020 of the Fund’s Level 3 portfolio investments:

	Asset Backed Securities	Collateralized Loan Obligations	Total
Balance as of October 31, 2019	$2,098,965	$1,283,300	$3,382,265
Accrued discount/premium	(109,215)	(90,186)	(199,401)
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	(36,051)	(343,194)	(379,245)
Purchases	–	–	–
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	(849,920)	(849,920)
Balance as of April 30, 2020	$1,953,699	$–	$1,953,699
Net change in unrealized appreciation/(depreciation) included in the Statement of Operations attributable to Level 3 investments held at April 30, 2020	$(36,051)	$–	$(36,051)

The following table presents additional information about the valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of April 30, 2020:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value	Valuation Technique	Unobservable Inputs	Value/Range
Asset-Backed Securities	$1,953,699	Broker pricing	Indicative quote	$3,441.43 (1)

(1)	Input is based on the total market value of the outstanding loan, of which the Fund owns 6%.

Federal Income Taxes: The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify annually, as a regulated investment company (a ‘‘RIC’’) under Subchapter M of the Internal Revenue Code (the ‘‘Code’’). As a RIC, the Fund generally will not have to pay Fund-level federal income taxes on any ordinary income or capital gains that the Fund distributes to shareholders from our tax earnings and profits.

Semi-Annual Report | April 30, 2020	17

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2020 (Unaudited)

For the period ended April 30, 2020, the Fund did not have a deferred tax liability. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

Distributions to Shareholders: The Fund intends to declare and pay substantially all of its net investment income to shareholders in the form of dividends on a quarterly basis. The Fund also intends to distribute substantially all net realized capital gains at least annually.

Offering Costs and Organizational Expenses: Offering costs incurred by the Fund of $479,130 which are subject to the Expense Limitation Agreement (defined below), were treated as deferred charges until operations commenced and are being amortized over a 12-month period using the straight line method. The 12-month amortization period ended March 4, 2020 and the Fund has amortized $178,600 in offering costs for the period ended April 30, 2020.

NOTE 4. FEES AND EXPENSES

Investment Advisory: Under an investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), the Fund pays the Adviser a fee at the annualized rate of 1.50% of the daily gross assets of the Fund (the “Management Fee”). For the one-year period beginning on March 1, 2020, the Adviser has voluntarily agreed to reduce the Management Fee to 1.25% of the Fund’s daily gross assets.

Expense Limitation and Reimbursement Agreement: Pursuant to an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”), the Adviser agrees to waive the fees payable to it under the Investment Advisory Agreement or to pay or absorb operating expenses of the Fund, including, without limitation, organization and offering expenses (excluding brokerage and transactional expenses; borrowing and other investment-related costs and fees including interest and commitment fees; short dividend expense; acquired fund fees; taxes; litigation and indemnification expenses; judgments; and extraordinary expenses not incurred in the ordinary course of the Fund’s business – collectively, the “Exclusions”), to the extent necessary to limit the Other Expenses of the Institutional Class Shares of the Fund (as set forth in the Fund’s Prospectus) less the Exclusions to 0.50% per annum of the Fund’s daily gross assets.

As of April 30, 2020, the advisor reimbursed fees under the Expense Limitation Agreement which are recoupable as follows:

Expires October 31, 2022	Expires October 31, 2023
$789,616	$465,943

Officer and Trustee Compensation: The Fund pays each member of the Board of Trustees who is not a director, officer, employee or affiliate of OWS a $15,000 annual retainer, $2,500 per board meeting and $1,000 for each committee meeting. The Chair of the Audit Committee and Nominating Committee each receives an additional $5,000 annual retainer. None of the executive officers receive compensation from the Fund.

Distribution and Servicing Fees: The Fund has entered into a distribution agreement (the ‘‘Distribution Agreement’’) with ALPS Distributors, Inc. (the ‘‘Distributor’’), pursuant to which the Distributor is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions.

Fund Administration and Accounting Fees and Expenses: ALPS Fund Services, Inc. (the ‘‘Administrator’’) serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund (which are in addition to the services provided by the Adviser, as described above). In consideration of these services, the Fund pays the Administrator, on a monthly basis. The Fund will reimburse the Administrator for certain out-of-pocket expenses incurred on behalf of the Fund.

Custodian: The Bank of New York Mellon serves as the Fund’s primary custodian.

Transfer Agent: DST Systems, Inc. (“DST”) serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund.

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1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2020 (Unaudited)

NOTE 5. SECURITIES TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations and including maturities and paydowns, for the period ended April 30, 2020, were as follows:

Cost of Investments Purchased	Proceeds from Investments Sold
$42,295,104	$53,614,701

NOTE 6. INVESTMENTS

Under normal investment conditions, the Fund will invest at least 80% of its assets (including borrowings for investment purposes) in debt obligations.

The securities/instruments acquired by the Fund may include all types of debt and other obligations (‘‘Credit Investments’’), and may have varying terms with respect to collateralization, seniority or subordination, purchase price, convertibility, interest payments and maturity, and may consist of the following: (i) residential and commercial mortgage-backed securities (‘‘MBS’’), as well as real estate loans or pools of such loans; (ii) asset-backed securities (‘‘ABS’’), or other instruments secured by financial, physical, and/or intangible assets (e.g., receivables or pools of receivables), and investments in any assets/instruments underlying the foregoing structured/secured obligations; (iii) debt and equity tranches of collateralized loan obligations (‘‘CLOs’’) and collateralized debt obligations (‘‘CDOs’’); (iv) public and private senior and mezzanine, senior secured or unsecured bonds/loans; and (v) other income producing securities, including investment grade debt, debentures and notes, and deferred interest, payment-in-kind or zero coupon bonds/notes. The Fund may invest without limit in CLOs or CDOs, including the equity tranches of such vehicles.

The Fund may also invest indirectly in any of the foregoing instruments through: (i) investing in other funds, including exchange traded funds (‘‘ETFs’’) and up to 15% of its net assets in funds that are excluded from the definition of ‘‘investment company’’ under the 1940 Act solely by reason of Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, that are primarily invested in Credit Investments (except that investments in MBS, ABS, CLOs or CDOs and other Credit Investments that are not hedge funds or private equity funds are not subject to such 15% limitation); or (ii) entering into derivatives, including long and short positions in credit default swaps, total return swaps, forward contracts, futures and other similar transactions. The Fund may also use derivatives for cash management purposes, to modify interest rate exposure or to hedge positions. The Fund may invest in derivatives without limit, subject to adherence to applicable asset coverage and/or segregation requirements of the 1940 Act. (The Fund counts the foregoing indirect investments in debt obligations towards the Fund’s requirement to invest at least 80% of its assets in debt obligations.)

The Fund anticipates that many Credit Investments will be rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Credit Investments that are rated below investment grade (commonly referred to as ‘‘high yield’’ securities or ‘‘junk bonds’’) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

In seeking to achieve the Fund’s objective, the Fund may also invest a portion of its net assets in (i) U.S. and foreign government obligations, and highly-rated debt instruments (e.g., commercial paper); and (ii) long and short positions in public or private equity securities, which can include ETFs and real estate investment trusts.

The Fund intends to add leverage to its portfolio through direct borrowing and/or through entering into reverse repurchase agreements. Certain of the Fund’s investments may require leverage to achieve the desired risk-adjusted return profile deployed by the Fund.

At any given time, a substantial portion of our portfolio may be illiquid, subjecting the Fund to increased credit risk. If a borrower or obligor or other counterparty on an instrument underlying a Credit Investment is unable to make its payments, we may be greatly limited in our ability to recover any outstanding principal and interest (or other applicable amounts) under such Credit Investment. Our Shares therefore should be purchased only by investors who could afford a possible substantial loss of their investment. There is no geographic or currency limitation on the securities or instruments acquired by the Fund. The Fund may purchase debt or equity securities of non-U.S. governments and corporate entities domiciled outside of the United States, including emerging markets issuers.

Semi-Annual Report | April 30, 2020	19

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2020 (Unaudited)

NOTE 7. DERIVATIVE INSTRUMENTS

The Fund may enter into derivative transactions in connection with its investing activities. These instruments derive their value, primarily or partially, from the underlying asset, indices, reference rate, or a combination of these factors. Derivatives are subject to various risks similar to non-derivative instruments, such as interest, market, and credit risk.

The Fund is subject to interest rate exposures, both directly and indirectly. Direct interest rate exposure can result from holding fixed rate bonds, the value of which may decrease if interest rates rise. Additionally, indirect interest rate exposure can result from certain securitization transactions that contain mismatches between the rate of interest earned on the underlying loans and/or receivables as compared to the rate of interest due on the securities. To hedge this risk for cases in which the Fund deems it effective, the Fund may enter into futures contracts, interest rate swaps, other interest rate options, or securities sold, not yet purchased.

The Fund is also subject to credit risk in the normal course of pursuing its investment objectives. In addition to the specific credit risk, in particular investment securities, the Fund is exposed to broader market credit risk. To hedge this risk, the Fund may enter into a variety of instruments, including credit default swaps, futures, options, and swaptions.

The market value of derivative instruments generally may change in a manner that amplify market movements relative to the underlying asset or reference rate. As a result of adverse market movements, the Fund’s derivatives instruments could cause the Fund to suffer losses that magnify the market value changes of the underlying asset or reference rate. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additionally, in instances where the Fund is using derivatives to hedge risk exposures held by the Fund, there are also risks that those derivatives may not perform as expected relative to the Fund positions intended to be hedged which could result in losses for the hedged positions.

Derivatives are also subject to the risk of possible regulatory changes which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Futures Contracts: Futures contracts are commitments to either purchase or sell a financial instrument or commodity at a future date for a specified price. Upon entering into futures contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent changes in market value of the contract (which may require additional margin to be deposited) are recorded for financial statement purposes as unrealized gains or losses.

The Fund may use futures contracts to hedge against changes in the value of financial instruments or changes in interest rates. Upon entering into such futures contracts, the Fund bears the risk of interest rates or financial instruments’ prices moving adversely to the positions. With futures, counterparty risk is mitigated as these contracts are exchange-traded and the exchange’s clearinghouse guarantees against non-performance by the counterparty.

Credit Default Swaps and Credit Default Tranches: In a typical credit default swap, the Fund receives (if a buyer) or provides (if a seller) protection against certain credit events involving one or more specified reference entities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a defined credit event on the reference obligation which may be a single security, a basket of securities, or a specified credit index. The applicable credit events are established at the inception of the transaction and generally include bankruptcy, insolvency, and failure to meet payment obligations when due, among other events. After a credit event occurs, the contingent payment payable by the seller to the buyer may be mitigated or reduced by segregated collateral and netting arrangements between the counterparties to the transaction.

A credit default tranche is a type of credit default swap that allows an investor to gain exposure to a particular portion of the loss distribution on a specified credit index. Tranches are defined by attachment and detachment points that specify the range of exposure to which an investor is receiving or providing protection with respect to the specified credit index.

The Fund may enter into credit default swaps or credit default tranches to hedge against changes in the value of, or to gain exposure to, the market, certain sectors of the market, or specific issuers. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss. Upon entering into a credit default swap, as a seller of protection or a buyer of protection, the Fund bears exposure to changes in market pricing of risk related to the reference obligations. Additionally, the Fund is exposed to counterparty risk to the extent the fair value of the credit default swap exceeds the collateral posted. Credit default swaps are either centrally cleared swaps or executed bilaterally under standard form ISDA master agreements entered into with each counterparty.

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1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2020 (Unaudited)

Any upfront payments made or received upon entering into a credit default swap contract are treated as part of the cost and any fluctuations are reflected as part of the unrealized gain (loss) on valuation. Upon termination of the swap contract, the amount included in the cost is reversed and becomes part of the credit default swap’s realized gain (loss). For credit default swap contracts, the upfront payments serve as an indicator of the current status of the payment/performance risk. The fair value of a credit default swap contract represents the amount of upfront payment that would be required to enter into such swap as of a measurement date. Upfront payments vary inversely to the price of debt issued by the reference entity. Increasing fair values for credit default swap contracts, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the market pricing of the reference entity’s debt.

The following is a summary of the derivative instruments fair value and the location and effect of derivative instruments held directly by the Fund for the period ended April 30, 2020:

	Consolidated Statement of Assets and Liabilities		Consolidated Statement of Operations
	Derivative Assets Fair Value(a)	Derivative Liabilities Fair Value(a)	Net Realized Gain/ (Loss)	Net Change in Unrealized Appreciation / (Depreciation)
Credit default swap contracts	$149,159	$(1,547,000)	$941,232	$(1,402,308)
Futures contracts	148,432	(1,757,565)	(632,003)	(1,766,080)
Total derivatives	$297,591	$(3,304,565)	$309,229	$(3,168,388)

(a)	Includes the cumulative appreciation/depreciation of futures contracts and swap contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin receivable of $84,688 for futures contracts is reported within the Consolidated Statement of Assets and Liabilities.

The average notional value and number of futures contracts outstanding during the period ended April 30, 2020 was $56,744,160 and 470, respectively. The average notional value of credit default swap contracts outstanding during the period ended April 30, 2020 was $589,625.

Offsetting Arrangements: Certain derivative contracts and reverse repurchase agreements are executed under standardized netting agreements. A netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Offsetting of Derivatives and Reverse Repurchase Agreements Assets

April 30, 2020

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received(a)	Net Amount Receivable
Credit default swap contracts	$149,159	$–	$149,159	$(149,159)	$–	$–
Total	$149,159	$–	$149,159	$(149,159)	$–	$–

Semi-Annual Report | April 30, 2020	21

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2020 (Unaudited)

Offsetting of Derivatives and Reverse Repurchase Agreements Liabilities

April 30, 2020

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount Payable
Credit default swap contracts	$1,547,000	$–	$1,547,000	$(149,159)	$(1,397,841)	$–
Reverse repurchase agreements	17,314,291	–	17,314,291	(17,314,291)	–	–
Total	$18,861,291	$–	$18,861,291	$(17,463,450)	$(1,397,841)	$–

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

NOTE 8. LEVERAGE

The Fund may obtain leverage in seeking to achieve its investment objective, including obtaining financing to make investments in Credit Investments. The Fund may obtain leverage through direct borrowing and/or through entering into reverse repurchase agreements.

In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. Reverse repurchase agreements are generally recorded at their contractual amounts, including accrued interest, as specified in each respective agreements. Securities sold are held on terms that may permit the counterparty to sell or re-pledge the securities subject to certain limitations. Such securities sold are held as collateral and are generally valued daily by the counterparty. The Fund may be required to deliver additional collateral or may demand the counterparty to return collateral pledged, as deemed necessary to ensure that the fair value of the underlying collateral remains sufficient to cover the contractual amount. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. The total amount of securities pledged, or partially pledged, at April 30, 2020 was $29,579,843. During the period ended April 30, 2020, the average amount of reverse repurchase agreements outstanding was $11,447,105, at a weighted average interest rate of 2.72%.

The following table indicates the total amount of reverse repurchased agreements, including accrued interest, reconciled to the Fund’s liability as of April 30, 2020:

Remaining contractual maturity of the agreements

	Less than 30 days	30-90 days	Greater than 90 days	Total
Asset-Backed Securities	$–	$7,735,505	$287,000	$8,022,505
Commercial Mortgage-Backed Securities	–	–	1,295,713	1,295,713
Residential Mortgage-Backed Securities	–	1,819,535	5,485,360	7,304,894
Collateralized Loan Obligations	–	–	691,178	691,178
Total	$–	$9,555,040	$7,759,250	$17,314,291

*	The total reverse repurchase agreement balance includes $16,712,998 of financing with extendable provisions that automatically renew per the terms of the respective reverse repurchase agreements.

Leverage can have the effect of magnifying the Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s NAV. This means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund owned its assets on an unleveraged basis. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to leverage directly or indirectly.

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1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2020 (Unaudited)

NOTE 9. REPURCHASE OFFERS

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers at a price equal to the NAV per Share as of the Repurchase Pricing Date (i.e., the date that will be used to determine the Fund’s NAV applicable to the repurchase offer), of between 5% and 25% of the Shares outstanding. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted. The Fund will make quarterly repurchase offers in the months of March, June, September and December. There is no guarantee that shareholders will be able to sell all of the shares they desire in a repurchase offer because shareholders, in total, may wish to sell more than the percentage of the Fund’s Shares being repurchased.

During the period ended April 30, 2020, the Fund completed two quarterly repurchase offers. In each offer, the Fund offered to repurchase no less than 5% of the number of its outstanding Shares as of the Repurchase Pricing Date. The repurchase offers were not oversubscribed. The result of these repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Repurchase Commencement Date	12/18/2019	03/18/2020
Repurchase Request Deadline	01/15/2020	04/15/2020
Repurchase Pricing Date	01/15/2020	04/15/2020
Repurchased Amount	$635,277	$1,556,462
Repurchased Shares	30,809	93,706

NOTE 10. PRINCIPAL RISKS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss may exist from things such as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Investment and Market Risk: The Fund may invest in credit-sensitive investments. Until such investments are sold or mature, the Fund is exposed to risks, including interest rate and spread risks, as well as credit and structural risks relating to whether the cash flows from the underlying assets will be sufficient in amount and timing to make expected payments on the securities. The Adviser monitors the risk parameters and expected volatility of the Fund’s overall portfolio and attempts to manage concentrations of the portfolio in any particular investment holding, strategy, or market. Additionally, the Adviser seeks to control portfolio risks through selective sizing of positions based on a regular evaluation of each investment’s risk and reward characteristics. Regular mark-to-market portfolio monitoring helps the Adviser monitor the investments. The Adviser has also developed a proprietary risk management system and uses statistical and cash flow models to monitor portfolio risk, as well as individual position specific risk.

While the Adviser generally seeks to hedge certain portfolio risks, the Adviser will not, in general, attempt to hedge all market, interest rate or other risks in the portfolio, and it may elect to only partially hedge certain risks. Specifically, the Adviser may determine that it is economically unattractive, or otherwise undesirable, to hedge certain risks and instead may rely on diversification to offset such risks.

Repurchase Offers Risk: An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares. The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct repurchase offers of the Fund’s outstanding Shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of Shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments and cash from the sale of Shares. The Fund believes that it can meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

Semi-Annual Report | April 30, 2020	23

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2020 (Unaudited)

Leverage Risk: Under current market conditions, the Fund may utilize leverage in an amount up to 33 1/3% of the Fund’s total assets principally through outstanding senior securities representing indebtedness (“Borrowings”). The Fund may obtain leverage through direct borrowing and/or through entering into reverse repurchase agreements that create leverage. Reverse repurchase agreements are agreements in which a Fund sells a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the risk that the market value of the security sold by the Fund may decline in value, requiring the Fund to post the additional collateral or to repurchase the security. Reverse repurchase agreements also may be viewed as a form of borrowing, and borrowed assets used for investment creates leverage risk. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. In connection with the Fund’s investments in reverse repurchase agreements, the Fund will segregate or designate cash or other liquid assets in accordance with its policies and procedures. Such segregation or designation will not limit a Fund’s exposure to loss.

Counterparty Credit Risk: The Fund attempts to control credit risk exposure to trading counterparties and brokers through internal monitoring procedures. A significant portion of the Fund’s positions, including cash, are held at major financial institutions. All security transactions of the Fund are transacted with approved brokers and cleared through major securities firms. In the event the brokers are unable to fulfill their obligations, the Fund could be subject to credit risk.

A primary difference in risks associated with bilateral OTC contracts and exchange-traded contracts/centrally cleared swaps involves the nature of credit and liquidity risks. Unlike exchange-traded instruments or centrally cleared swaps, in which performance may be backed by the exchange or clearing corporation, bilateral OTC contracts require the performance of a specific counterparty and it’s posting of collateral. In the event of a default by such counterparty, the Fund could be exposed to potential losses. The Fund seeks to reduce its credit risk on bilateral OTC contracts by only transacting with high credit-standing counterparties. In addition the Fund further mitigates the risk of counterparty non-performance by requiring counterparties to pledge cash and/or securities to collateralize unrealized gains on bilateral OTC contracts, in accordance with the terms of International Swaps and Derivatives Association (“ISDA”) agreements.

Liquidity Risk: The Fund needs cash liquidity in order to settle trading obligations, meet margin calls on derivatives, meeting margin calls and repayments on maturing financial arrangements, and meet repurchase offers.

The Adviser actively monitors and manages the current and future sources of and draws on liquidity (cash and cash equivalents) as well as liquid securities.

Credit Risk: Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Non-Diversified Fund Risk: The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Interest Rate Risk: Interest rate risk arises from the possibility that changes in interest rates will affect the value of financial instruments. The Fund may be exposed to risks associated with the effects of fluctuations in the prevailing levels of market interest rates on their financial position and cash flows. The Fund may be exposed to interest rate risk as a result of mismatches or gaps in the amounts of assets and liabilities that mature or reprice in a given period.

Foreign Currency Risk: The Fund may invest a portion of its assets in non-U.S. currencies, or in instruments denominated in non-U.S. currencies, the prices of which are determined with reference to currencies other than the U.S. Dollar. The Fund, however, values its securities and other assets in U.S. Dollars. The Fund generally seeks to hedge all or any portion of its foreign currency exposure. To the extent the Fund’s investments in foreign currency exposure are not hedged, the value of the Fund’s assets will fluctuate with U.S. Dollar exchange rates as well as the price changes of the Fund’s investments in the various local markets and currencies.

CDO and CLO Risk: The Fund may invest in CDOs and/or CLOs which are subject to the following risks: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) CDOs and/or CLOs typically will have no significant underlying assets other than their underlying senior secured debt obligations or loans and payments on the CDOs and/or CLOs are and will be payable solely from the cash flows from such senior secured debt obligations and/or loans; (iv) CDOs and/or CLOs are typically highly levered, and therefore the CDO and/or CLO interests that the Fund may invest in are subject to a higher risk of total loss; (v) investments in CDOs and/or CLOs may be riskier and less transparent to the Fund and its shareholders than direct investments in the underlying companies; (vi) the potential for interruption and deferral of cash flow to Fund investments in the equity and junior debt tranches of CDOs and/or CLOs; (vii) interests in CDOs and/or CLOs may be illiquid; (viii) investments in foreign CDOs and/or CLOs may involve significant risks in addition to the risks inherent in U.S. CDOs and/or CLOs; (ix) the Fund may invest with collateral managers that have no or limited performance or operating history; (x) the inability of a CDO or CLO collateral manager to reinvest the proceeds of any prepayments may adversely affect the Fund; (xi) the loans underlying the CDOs and/or CLOs may be sold and replaced resulting in a loss to the Fund; (xii) the Fund may not have direct rights against the underlying borrowers or obligors comprising the CDOs and/or CLOs’ investments or the entities that sponsored the CDOs and/or CLOs; and (xiii) investments in equity and junior debt tranches of CDOs and/or CLOs will likely be subordinate to the other debt tranches of such CDOs and/or CLOs, and are subject to a higher degree of risk of total loss.

24	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2020 (Unaudited)

Commercial Mortgage-Backed Securities (“CMBS”) and Residential Mortgage-Backed Securities (“RMBS”) Risk: CMBS and RMBS are mortgage-backed securities that may be secured by interests in a single commercial or residential mortgage loan or a pool of mortgage loans secured by commercial or residential property. CMBS and RMBS may be senior, subordinate, interest-only, principal-only, investment-grade, non-investment grade or unrated. The Fund may acquire CMBS and RMBS from private originators as well as from other mortgage loan investors, including savings and loan associations, mortgage bankers, commercial banks, finance companies and investment banks. The credit quality of any CMBS and RMBS issue depends primarily on the credit quality of the underlying mortgage loans. At any one time, a portfolio of mortgage-backed securities may be backed by commercial or residential mortgage loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions. As a result, the commercial or residential mortgage loans may be more susceptible to geographic risks relating to such areas, such as adverse economic conditions, adverse events affecting industries located in such areas and natural hazards affecting such areas, than would be the case for a pool of mortgage loans having more diverse property locations.

Coronavirus Risk: In December 2019, the virus SARS-CoV-2, which causes the coronavirus disease known as COVID-19. The disease spread around the world, resulting in the temporary closure of many corporate offices, retail stores, and manufacturing facilities across the globe, as well as the implementation of travel restrictions and remote working and “shelter-in-place” or similar policies by numerous companies and national and local governments. These actions caused the disruption of manufacturing supply chains and consumer demand in certain economic sectors, resulting in significant disruptions in local and global economies. The longer-term impact of COVID-19 on the operations of the Adviser and the performance of the Fund is difficult to predict. Any longer-term potential impact on such operations and performance will depend to a large extent on future developments and actions taken by authorities and other entities to contain COVID-19 and its economic impact. The impacts, as well as the uncertainty over impacts to come, of COVID-19 have adversely affected the performance of the Fund and may continue to do so in the future.

NOTE 11. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at the Fund's fiscal year-end.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at April 30, 2020, were as follows:

Cost of investments for income tax purposes	$94,770,906
Gross appreciation (excess of value over tax cost)	$3,662,075
Gross depreciation (excess of tax cost over value)	(15,057,304)
Net unrealized appreciation/(depreciation)	$(11,395,229)

The tax character of distributions paid for the period ended October 31, 2019 is as follows:

Distributions Paid From:
Ordinary Income	$1,987,029
Total	$1,987,029

Semi-Annual Report | April 30, 2020	25

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2020 (Unaudited)

NOTE 12. SUBSEQUENT EVENTS

In preparing these financial statements, the Fund’s management has evaluated events and transactions through the date the financial statements were issued.

The Fund notified shareholders of a quarterly repurchase offer on June 17, 2020. The Fund intends to complete the quarterly repurchase offer on July 15, 2020.

Management has determined that there were no other subsequent events requiring disclosure.

26	www.1wscapital.com

1WS Credit Income Fund	Privacy Policy

April 30, 2020 (Unaudited)

Your privacy is very important to us. This Privacy Notice sets forth the policies of 1WS Credit Income Fund (the “Fund”) with respect to non-public personal information of its investors, prospective investors and former investors. These policies apply to all investors and may be changed at any time, provided a notice of such change is given to you.

To the extent you provide us with personal information, such as your address, social security number, assets and/or income information: (i) in a subscription agreement and related documents; and (ii) in correspondence and conversations with the Fund’s representatives; and (iii) through transactions in the Fund, please be advised that:

We do not disclose any of this personal information about our investors, prospective investors or former investors to anyone, other than to our affiliates, such as our attorneys, auditors, brokers, regulators and certain service providers, in such case, only as necessary to facilitate the acceptance of your investment and management of the Fund and in accordance with applicable laws. It may be necessary, under anti-money laundering and similar laws, to disclose information about the Fund’s investors in order to accept subscriptions from them. We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We may also disclose information you provide to us to third party institutions, such as prime brokers. If such a disclosure is made, the Fund will require such third parties to treat your private information with confidentiality.

We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable the Fund to provide services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

Semi-Annual Report | April 30, 2020	27

1WS Credit Income Fund	Additional Information

April 30, 2020 (Unaudited)

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2020, on Form N-Q. The Fund’s Forms N-Q or N-PORT will be available on the Fund’s website located at http://www.1wscapital.com or on the SEC’s website at http://www.sec.gov.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling 1-833-834-4923, on the Fund’s website located at http://www.1wscapital.com, and on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year without charge, upon request, by calling 1-833-834-4923, on the Fund’s website located at www.1wscapital.com, and on the SEC’s website at http://www.sec.gov.

28	www.1wscapital.com

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.	Investments.

(a)	The registrant’s Schedule of Investments as of the close of the reporting period is included in the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

1WS Credit Income Fund

By:	/s/ Kurt A. Locher
Kurt A. Locher, Chief Executive Officer
(Principal Executive Officer)
Date:	June 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kurt A. Locher
Kurt A. Locher, Chief Executive Officer
(Principal Executive Officer)
Date:	June 30, 2020

By:	/s/ Stephanie Dolan
Stephanie Dolan, Chief Financial Officer and Principal Accounting Officer

Date:	June 30, 2020